Exhibit 10.2

Chevron #23C-17D
Lease No. 691300

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 2nd day of February 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-D, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the wall specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment Is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Chevron #23C-17D
Lease No. 691300

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically Identified In Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 26th day of February 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

Rita A. Clark
Notary Public - State of West Virginia County of Harrison My Commission expires: June 2, 2009

This Instrument was prepared by;

Petroleum Development Corporation
103 East Main Street
P. O. Sox 26
Bridgeport, WV 2B330
Ph: 1-800-624-3821 or 304-842-6256

Chevron 24D-17D
Lease No. 691300

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 20, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-D Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated February 4, 2004 and recorded as Instrument No. 654011 in the real property records of Garfield County, Colorado.

2. Amendment. Petroleum Development Corporation and PDC 2003-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3. Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2003-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr.
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2003-D Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public Harrison County, West Virginia My commission expires: June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 14-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: SWSW	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 22-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: SE4NW4	Garfield	Colorado	0.99962S	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 23-7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 7: NE4SW4	Garfield	Colorado	0.599628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 24-7D	Chevron USA, Inc.	11-15-2002	623086	T6S,R96WSec.7: SESW	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 24C-12D	Chevron USA, Inc.	05-12-2002	614407	T6S, R97W Sec. 12: SE4SW4	Garfield	Colorado	0.80	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMTTED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 34C-12D	Chevron USA, Inc.	11-15-2002	623088	T6S,R97WSec.I2: SW4SE4	Garfield	Colorado	0.999628	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR.	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron Texaco 31C-13D	Chevron USA, Inc.	11-15-2002	623088	T6S, R97W Sec. 13: NW4NE4	Garfield	Colorado	0.999628	691500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 21A-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: NENW	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 22C-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17; SE4NW4	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO
Chevron 23A-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: NE4SW4	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 23C-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: NE4SW4	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 24B-I7D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SE4SW4	Garfield	Colorado	0.999628	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 24D-17D	Chevron USA, Inc.	11-15-2002	623086	T6S, R96W Sec. 17: SE4SW4	Garfield	Colorado	0.999628	691300

Dyer #14-5, Grady
Lease No. 688700

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 24fh day of February 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2003-D, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.           The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown In Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well Identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.           The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.           The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth In Paragraph 1, above.

4.           The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically Identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment Is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear Its proportionate share of all burdens on production now of record and hereby assumes Its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Dyer #14-5, Grady
Lease No. 688700

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the Intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION A Nevada Corporation
BY:	William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 1st day of March 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

Official Seal
Notary Public State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 28330
My commission expires June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256
Dyer 14-5, Grady Lease No, 683700

AMENDMENT TO ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 20, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-D Limited Partnership, a West Virginia limited partnership whose address is P. 0. Box 26, Bridgeport, West Virginia 26330.

1.           Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated February 24, 2004 and recorded as Instrument No. 3188808 in the real property records of Weld County, Colorado.

2.           Amendment. Petroleum Development Corporation and PDC 2003-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.           Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment,

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2003-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr.
Ersel E. Morgan, Jr. Vice-President

STATE OF WEST VIRGINIA	§
§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2003-D Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.	/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires: June 2, 2009

Official Seal
Notary Public State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 28330
My commission expires June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Johnson 23-4	A. Bruce Johnson	01-10-2003	3027313	T6N, R65W Sec 4: NESW	Weld	Colorado	0.999623	690900
	Dulces Hernandez	09-08-2004	3237670	T6N, R65W Sec 4: PO E2SW4				777700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Johnson 24-4	A. Bruce Johnson	01-10-2003	3027313	T6N, R65W Sec. 4: SESW	Weld	Colorado	0.999628	690900
	Dulces Hernandez	09-08-2004	3237670	T6N, R65W Sec. 4: PO E2SW4				777700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Carlson 41-18	Robert L. Carlson, et ux	12-01-1981	1876408	T6N, R64W Sec. 18: NENE	Weld	Colorado	0.999628	699000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOR/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Carlson 42-18	Robert L. Carlson, et ux	12-01-1981	1876408	T6N, R64W Sec. 18: SENE	Weld	Colorado	0.999628	699000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 8461 #13-16	State of Colorado	09-25-1989	2202580	T6N, R64W Sec. 16: NW4SW4	Weld	Colorado	0.999628	681700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 22-36	The Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec. 36: SW4NW4	Weld	Colorado	0.999628	683300
	Booth Land & Livestock Co.	10-22-2002	3159884	T4N, R68W Sec. 36: PO SW4NW4				736500
	Ronald L. Morris and Nanette L. Morris	11-18-2001	2926205	T4N, R6SW Sec. 36: PO N2				686300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster 22-11	Anadarko E & P Company, LP and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W Sec. 11: SENW	Weld	Colorado	0.999628	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster Farms 21-11	Anadarko E&P Co., LP and Anadarko Land Corp.	12-27-2002	3243364	T6N, R65W Sec 11: NENW	Weld	Colorado	0.999628	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
E. Johnson 2-21	Shurview Limited Partnership	10-03-2002	3010493	T5N, R67W Sec. 2: NE4NW4	Weld	Colorado	0.999628	693100
	Deborah J. Mitchell, as Trustee of the Eleanor I. Johnson Revocable Trust	08-23-2000	2803477
	U.S. Bank National Association as Trustee of the Laurene Berger, Irrevocable Trust	10-13-2000	2803481

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cockroft 44-11	Anadarko E&P Company, LP and Anadarko Land Corp.	02-04-2004	3243363	T6N, R64W Sec. 11: SESE	Weld	Colorado	0.799702	730200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Uyemura 34-31	Anadarko E & P Company, LP and Anadarko Land Corp.	02-06-2004	3225684	T7N, R64W Sec. 31: SWSE	Weld	Colorado	0.799702	731400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 12-36	The Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec. 36: SW4NW4	Weld	Colorado	0.999628	683300
	Booth Land & Livestock Co.	10-22-2002	3159884	T4N, R68W Sec. 36: PO SW4NW4				736500
	Ronald L. Morris and Nanette L. Morris	11-18-2001	2926205	T4N, R68W Sec. 36: PO N2				686300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
Reis #11-28	John F. Biggs (Jack)	11-15-2001	2911978	T2N, R64W, Sec. 28: NWNW	Weld	CO	0.999628	683900
	Kurt Conner	07-15-2001	2864271
	Sandra K. Conner	07-15-2001	2864272
	Jeanette Frasco	11-15-2001	2911977
	John M. Hefner, et ux	09-15-2002	3092384
	Nancy S. Keeth	07-15-2001	2864270
	Ellis Knoll	11-15-2001	2911980
	Richard Moore	11-15-2001	2911979
	Helen Ries & James Ries	08-26-2002	3092383
	Arnold Thurow	09-15-2002	3092382
	James M. Thomson	01-17-2002	2951301
	The Great Western Sugar Co.	09-15-1972	1605092

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Corsair 13-36	State of Colorado	08-15-2002	3156299	T4N, R68W Sec. 36: NWSW	Weld	Colorado	0.999628	731600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Corsair 23-36	State of Colorado	08-15-2002	3156299	T4N, R68W Sec. 36: NE4SW4	Weld	Colorado	0.999628	731600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 8461 #21-16	State of Colorado	09-25-1989	2202580	T6N, R64W Sec. 16: NENW	Weld	Colorado	0.999628	681600

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 33-15	Anadarko E & P Co., LP and Anadarko Land Company	12-20-2002	3040479	T6N, R64W Sec. 15: NWSE	Weld	Colorado	0.999628	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 43-15	Anadarko E & P Company, LP and Anadarko Land Co.	12-20-2002	3040479	T6N, R64W Sec. 15: NESE	Weld	Colorado	0.999628	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Webster 32-11	Anadarko E & P Company, LP and Anadarko Land Co.	12-27-2002	3243364	T6N, R65W Sec. 11; SWNE	Weld	Colorado	0.999628	688300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 44-15	Anadarko E & P Company, LP and Anadarko Land Co.	12-20-2002	3040479	T6N, R64W Sec. 15: SE4SE4	Weld	Colorado	0.999628	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kerbs 34-15	Anadarko E & P Company, LP and Anadarko Land Co.	12-20-2002	3040479	T6N, R64W Sec. 15: SWSE	Weld	Colorado	0.999628	688100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Dyer 14-5, Grady	Anadarko E & P Co., LP and Anadarko Land Co.	12-17-2002	3040482	T6N, R64W Sec. 5: SW4SW4	Weld	Colorado	0.999628	688700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Dyer 23-5, Grady	Anadarkco E & P Co., LP and Anadarko Land Co.	12-17-2002	3040482	T6N, R64W Sec. 5: NESW	Weld	Colorado	0.999628	688700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
J&L Farms #11-20	J & L Farms	03-23-1988	2136094	T6N, R63W Sec. 20: NW/4NW/4	Weld	CO	0.999628	736300
	Vincent D. Carson	12-22-2003	3159885	T6N, R63W Sec. 20: W2NW4
	Ann Marie Howerter	12-08-2003	3155895
	Gary Kerns	12-00-2003	3157334
	George R. Kerns	12-11-2003	3155896
	Gerald Kerns	12-02-2003	3155897
	Robert L. Kerns	12-08-2003	3155898
	Teddy J. Kerns	01-30-2004	368172
	Timothy L. Kerns	01-27-2004	3168169
	Dale Lorensen	12-00-2003	3157333
	Peggy Ann Meyers	01-27-2004	3168170
	Joyce Nickels	01-27-2004	3768171

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
J&L Farms #12-20	J & L Farms	03-23-1988	2136094	T6N, R63W Sec. 20: NW/4NW/4	Weld	CO	0.999628	736300
	Vincent D. Carson	12-22-2003	3159885	T6N, R6W Sec. 20: W2NW4
	Ann Marie Howerter	12-08-2003	3155895
	Gary Kerns	12-00-2003	3157334
	George R. Kerns	12-11-2003	3155896
	Gerald Kerns	12-02-2003	3155897
	Robert L. Kerns	12-08-2003	3155898
	Teddy J. Kerns	01-30-2004	368172
	Timothy L. Kerns	01-27-2004	3168169
	Dale Lorensen	12-00-2003	3157333
	Peggy Ann Meyers	01-27-2004	3168170
	Joyce Nickels	01-27-2004	3768171

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
O'Grady 31-9	Ogilvy Land & Irrigating Co.	11-28-1983	1951146	T5N, R64W Sec. 9: NW4NE4	Weld	Colorado	0.999628	653300
	Monte Heinrich and Linda Heinrich	06-12-1981	1865263
	Patrick L. Williams and Kay L. Williams	12-18-1983	1952997
	Bertha Rusch, as atty-in-fact For Katherina Bauer	06-02-1981	1865243
	Elizabeth Rohn	06-22-1981	1870868
	A. Irene O'Grady, Margaret M. McGlothlin, Shirley Bush, as Trustees	04-16-1981	1858798
	Jess L. Bond and Irene G. Bond	12-07-1983	1951144
	Virgil W. Potts and Vivian B. Potts	11-03-1983	1974982

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Clemons 32-3	Bud Clemons	06-15-1987	2105610	T5N, R64W Sec. 3: S2NE4	Weld	Colorado	0.999628	649200
	Kenneth F. Goddard, III and Gail L. Goddard	06-29-1988	2146733	T5N, R64W Sec. 3: Lot A
	Richard Sanchez, et ux	06-01-1984	1971727	T5N, R64W Sec. 3: Lot A
	Ross J. Rumsey, et ux	11-06-1984	1993197	T5N, R64W Sec. 3: Lot B

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Francen 23-8	J. Elmer Francen, et ux	03-25-1988	2137489	T6N, R64W Sec. 8: NE4SW4	Weld	Colorado	0.999628	649700

EXHIBIT "A"
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Richter 43-27	Anadarko E&P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: NESE	Weld	CO	0.27000	764200

EXHIBIT "A"
PDC 2003-D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
Richter 44-27	Anadarko E & P Co., LP and Anadarko Land Corp.	09-14-2004	3243365	T7N, R64W Sec. 27: SESE	Weld	CO	0.27000	764200